Appendix 5B

Mining exploration entity and oil and gas exploration entity quarterly report

Exhibit 99.1

Rule 5.5

Appendix 5B

Mining exploration entity and oil and gas exploration entity quarterly report

Introduced 01/07/96  Origin Appendix 8  Amended 01/07/97, 01/07/98, 30/09/01, 01/06/10, 17/12/10, 01/05/2013

Name of entity
Uranium Resources, Inc.

ABN	Quarter ended (“current quarter”)
ARBN 608 813 949	December 31, 2015

Consolidated statement of cash flows

Cash flows related to operating activities		Current quarter $US’000	Year to date 12 months) $US’000
1.1	Receipts from product sales and related debtors
1.2	Payments for (a) exploration & evaluation (b) development (c) production (d) administration	(3,800)	(12,281)
1.3	Dividends received
1.4	Interest and other items of a similar nature received
1.5	Interest and other costs of finance paid
1.6	Income taxes paid
1.7	Other (provide details if material)
	Net Operating Cash Flows	(3,800)	(12,281)
	Cash flows related to investing activities
1.8	Payment for purchases of: (a) prospects (b) equity investments (c) other fixed assets	(19)	(31)
1.9	Proceeds from sale of: (a) prospects (b) equity investments (c) other fixed assets		2,518
1.10	Loans to other entities		(1,283)
1.11	Loans repaid by other entities
1.12	Other (provide details if material)
	Net investing cash flows	(19)	(1,204)
1.13	Total operating and investing cash flows (carried forward)	(3,819)	(13,485)

+ See chapter 19 for defined terms.

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1.13	Total operating and investing cash flows (brought forward)	(3,819)	(3,485)
	Cash flows related to financing activities
1.14	Proceeds from issues of shares, options, etc.	830	6,484
1.15	Proceeds from sale of forfeited shares
1.16	Proceeds from borrowings
1.17	Repayment of borrowings
1.18	Dividends paid
1.19	Other (provide details if material)		(130)
	Net financing cash flows	830	6,354
	Net increase (decrease) in cash held	(2,989)	(4,723)
1.20	Cash at beginning of quarter/year to date	3,836	5,570
1.21	Exchange rate adjustments to item 1.20
1.22	Cash at end of quarter	847	847

Payments to directors of the entity, associates of the directors, related entities of the entity and associates of the related entities

		Current quarter $US'000
1.23	Aggregate amount of payments to the parties included in item 1.2	112
1.24	Aggregate amount of loans to the parties included in item 1.10	1,283
1.25	Explanation necessary for an understanding of the transactions
	Payments made to directors of the Company Loan made to Anatolia Energy Limited prior to closing of the Scheme.

Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows

+ See chapter 19 for defined terms.

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Mining exploration entity and oil and gas exploration entity quarterly report

225,071 ordinary fully paid shares issued as payment of $200,000 Q3 interest expense for the Company’s 10% convertible notes.

20,516,696 ordinary fully paid shares issued upon closing of the Scheme with Anatolia Energy Limited.  The exchange rate was 0.06579 Uranium Resources, Inc. shares for 1 Anatolia Energy Limited share.

958,104 ordinary fully paid shares issued as payment of transaction costs for the Scheme.

2.2	Details of outlays made by other entities to establish or increase their share in projects in which the reporting entity has an interest

Financing facilities available

Add notes as necessary for an understanding of the position.

		Amount available $US’000	Amount used $US’000
3.1	Loan facilities
3.2	Credit standby arrangements

Estimated cash outflows for next quarter

		$US’000
4.1	Exploration and evaluation	222
4.2	Development	331
4.3	Production
4.4	Administration	1,973
	Total	2,526

Reconciliation of cash

Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.		Current quarter $US’000	Previous quarter $US’000
5.1	Cash on hand and at bank	847	3,836

+ See chapter 19 for defined terms.

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Mining exploration entity and oil and gas exploration entity quarterly report

5.2	Deposits at call
5.3	Bank overdraft
5.4	Other (provide details)
	Total: cash at end of quarter (item 1.22)	847	3,836

Changes in interests in mining tenements and petroleum tenements

		Tenement reference and location	Nature of interest (note (2))	Interest at beginning of quarter	Interest at end of quarter
6.1	Interests in mining tenements and petroleum tenements relinquished, reduced or lapsed	Alta Mesa	Mineral leases	100%	0%
6.2	Interests in mining tenements and petroleum tenements acquired or increased	Temrezli	Mineral Licenses	0%	100%

Issued and quoted securities at end of current quarter

Description includes rate of interest and any redemption or conversion rights together with prices and dates.

		Total number	Number quoted	Issue price per security (see note 3) (cents)	Amount paid up per security (see note 3) (cents)
7.1	Preference +securities (description)
7.2	Changes during quarter (a) Increases through issues (b) Decreases through returns of capital, buy-backs, redemptions
7.3	+Ordinary securities	56,192,308	56,192,308

+ See chapter 19 for defined terms.

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Mining exploration entity and oil and gas exploration entity quarterly report

7.4	Changes during quarter (a) Increases through issues (b) Decreases through returns of capital, buy-backs	24,252,586	24,252,586
7.5	+Convertible debt securities (description)	A Class 699,438 Convertible Debt 3,076,923 Omnibus Restricted Stock Units 392,425
7.6	Changes during quarter (a) Increases through issues (b) Decreases through securities matured, converted	A Class 699,438 Omnibus Restricted Stock Units (8,889)
7.7	Options (description and conversion factor)	3,200,909 2,493,390 66,336 26,562 66,314 66,480 712,419 33,266 199,631 66,694 66,506 10,000 4,500 55,000 5,000 10,000 10,000 10,000 10,000 3,332 20,000 5,000 5,000	3,200,909	Exercise price $2.08 $1.39 $0.92 $0.92 $0.75 $1.04 $0.58 $1.04 $1.04 $1.39 $0.92 $51.90 $7.30 $2.73 $29.70 $92.50 $113.20 $41.00 $14.90 $17.30 $5.20 $4.20 $2.99

Expiry date

15/06/2017

30/09/2016

06/03/2017

30/11/2017

30/11/2017

02/03/2018

28/11/2018

28/02/2019

30/06/2019

08/10/2019

20/01/2020

08/11/2016

01/04/2020

12/03/2023

03/10/2016

10/04/2017

12/07/2017

04/06/2018

03/06/2019

07/06/2021

27/09/2022

16/01/2023

27/12/2023

+ See chapter 19 for defined terms.

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Mining exploration entity and oil and gas exploration entity quarterly report

7.8	Issued during quarter	3,200,909 2,493,390 66,336 26,562 66,314 66,480 712,419 33,266 199,631 66,694 66,506	3,200,909	2.08 $1.39 $0.92 $0.92 $0.75 $1.04 $0.58 $1.04 $1.04 $1.39 $0.92	15/06/2017 30/09/2016 06/03/2017 30/11/2017 30/11/2017 02/03/2018 28/11/2018 28/02/2019 30/06/2019 08/10/2019 20/01/2020
7.9	Exercised during quarter
7.10	Expired during quarter	8,750		$31.20	06/10/2015
7.11	Debentures (totals only)	$8,000,000
7.12	Unsecured notes (totals only)

Compliance statement

1

This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act or other standards acceptable to ASX (see note 5).

2

This statement does give a true and fair view of the matters disclosed.

Sign here:

............................................................

Date: 28 January 2016

(Director)

Print name:

Christopher M. Jones

Notes

1

The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position.  An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2

The “Nature of interest” (items 6.1 and 6.2) includes options in respect of interests in mining tenements and petroleum tenements acquired, exercised or

+ See chapter 19 for defined terms.

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lapsed during the reporting period.  If the entity is involved in a joint venture agreement and there are conditions precedent which will change its percentage interest in a mining tenement or petroleum tenement, it should disclose the change of percentage interest and conditions precedent in the list required for items 6.1 and 6.2.

3

Issued and quoted securities  The issue price and amount paid up is not required in items 7.1 and 7.3 for fully paid securities.

4

The definitions in, and provisions of, AASB 6: Exploration for and Evaluation of Mineral Resources and AASB 107: Statement of Cash Flows apply to this report.

5

Accounting Standards ASX will accept, for example, the use of International Financial Reporting Standards for foreign entities.  If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

== == == == ==

+ See chapter 19 for defined terms.

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